Exhibit 10.1

ADDENDUM 2
TO
THE SHARE EXCHANGE AGREEMENT DATED 3 NOVEMBER 2014

THIS ADDENDUM is made effective as of the 12 November 2015

AMONG:

ORGENESIS INC. a Nevada corporation with an office at 21 Sparrow Circle, White Plains NY 10605

(“Pubco”)

AND:

MASTHERCELL SA, a company incorporated and existing under the laws of Belgium, having its registered office at 6041 Gosselies, rue Auguste Piccard 48, Belgium, registered with the Belgian RPM under number 0840.843.708 (“MasTherCell”); and

CELL THERAPY HOLDING SA, a company incorporated and existing under the laws of Belgium, having its registered office at 6041 Gosselies, rue Auguste Piccard 48, Belgium, registered with the Belgian RPM under number 0840.625.061 (“CTH”)

(together called “Priveco”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF PRIVECO AS LISTED ON SCHEDULE 1 of the SEA

(together with the Bondholders in case of conversion, the “Selling Shareholders”)

Pubco, Priveco and the Selling Shareholders are hereinafter collectively referred to as the "Parties" or individually as a "Party".

WHEREAS:

A.	Pubco and the Selling Shareholders have entered into a "Share Exchange Agreement" effective on 3 November 2014, as subsequently amended on 2 March 2015 (hereafter the "SEA").

B.	By means of this addendum (the "Addendum") the Parties wish to amend and/or clarify certain clauses of the SEA in accordance with section 12.3 of the SEA.

THEREFORE, the Parties covenant and agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Except where expressly specified otherwise, capitalized terms shall have the meaning set forth in the SEA.

1.2	References to sections are references to sections of the SEA.

Exhibit 99.1

2.	AMENDMENTS

2.1	Sections 10.3, 10.4 and 10.5 are hereby deleted and shall be replaced in their entirety by the following:

"10.3. On or before November 30, 2015, Pubco shall have received proceeds from equity or equity linked investments and/or have credit facilities available affording Pubco aggregate working capital in an aggregate amount of $10,000,000 (the “Post Closing Financing”).

10.4 On or before November 30, 2015, Pubco shall remit to Priveco from the proceeds of the Post Closing Financing, by way of an equity investment, EUR 3.8 million, fully paid up (the “Initial Equity Investment”). On or before December 31, 2015, Pubco will complete a subsequent equity investment in Priveco in the amount of EUR 1.2 million.

10.5 In the event that Pubco has not achieved the Post Closing Financing and completed the Initial Equity Investment (as defined above) on or before November 30, 2015, then the Selling Shareholders may, by written notice (the “Unwind Notice”) to Pubco unwind the Transaction by delivering to Pubco all of the Consideration Shares plus any amount that Pubco has advanced or invested in Priveco, in dollars, as per the auditors of Pubco (the “Investment”). The Unwind Notice must be delivered on or before December 10, 2015 and the Consideration Shares and the Investment must be delivered to Pubco on or before December 31, 2015, and Pubco will deliver to the Selling Shareholders all Priveco Shares (the “Unwinding”).

2.2	A new Section 7.6 is hereby added to read as set forth below:

“7.6 Post Closing Covenants

(a)

Each of Priveco and the Selling Shareholders, individually and collectively, shall not, directly or indirectly, take any action to initiate, assist or otherwise further the initiation or prosecution of any liquidation or bankruptcy related proceeding involving Priveco. Each of Priveco and the Selling Shareholders, individually and collectively, shall take all lawful measures reasonably requested by Pubco at Pubco’s sole expense, until December 31, 2015, to oppose the initiation or prosecution of any liquidation or bankruptcy proceeding involving Priveco.

(b)

Pubco shall not challenge in any way, including by seeking enforced performance or claiming damages, a decision by any of the Selling Shareholders to proceed to the Unwinding pursuant to Section 10.5 below if this is done in accordance with Section 10.5 below.

2.3	All other clauses of the SEA remain unchanged and shall apply to this Addendum.

Exhibit 99.1

IN WITNESS WHEREOF the Parties hereto have executed this Addendum as of the day and year first above written.

MASTHERCELL SA	THEODORUS SCA

/s/ Hugues Bultot	*/s/ Hugues Bultot
Name: Hugues Bultot	Name:
Title: CEO	Title:

CELL THERAPY HOLDING SA	THEODORUS II SA

*/s/ Hugues Bultot	*/s/ Hugues Bultot
Name: Hugues Bultot	Name:
Title: CEO	Title:

4FORCELLS SPRL	GABRIEL INVESTMENTS SPRL

*/s/ Hugues Bultot	*/s/ Hugues Bultot
Name:	Name:
Title:	Title:

HUGUES BULTOT	AUXILIASTRA SPRL

/s/ Hugues Bultot	*/s/ Hugues Bultot
Name:
Title:

Exhibit 99.1

JOSÉ CASTILLO FERNANDEZ	GUILLAUME DE VIRON

*/s/ Hugues Bultot	*/s/ Hugues Bultot

JPP CONSULTING SPRL	ERIC MATHIEU

*/s/ Hugues Bultot	*/s/ Hugues Bultot
Name:
Title:

UNIVERSITE LIBRE DE BRUXELLES	ORGENESIS, INC

*/s/ Hugues Bultot	/s/ Vered Caplan
Name:	Authorized Signatory
Title:	Name: Vered Caplan
Title: President

*Hugues Bultot
Acting as attorney under Section 12.17 (as amended) of the SEA for the above mentioned signatories